REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is by and between GATEWAY CERTIFICATIONS, INC., a Nevada corporation (the “Company”), and ____________ (the “Holder”) dated as of                    , 2007.

WITNESSETH:

WHEREAS, the Company has issued Holder

shares (“Shares”) of the Company’s common  stock at US $.10 per share (the “Common Stock”) that are Restricted Securities as defined in Rule 144 under the Securities Act of 1933 (the “Act”).

WHEREAS, the Company desires to grant to the Holder certain registration rights in respect of the issuance or resale of the Common Stock.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE ONE

Registration Rights Agreement

SECTION 1.1  Registration Rights Available.  The Company agrees to provide Holder with respect to 100% of the securities comprising the Shares purchased by Holder and any other Securities issued or issuable at any time or from time to time in respect of the shares of Common Stock upon a stock split, stock dividend, recapitalization or other similar event involving the Company (collectively, the “Securities”), one demand secondary offering by means of shelf registration under Rule 415 of the Securities Act of 1933, as amended (the “Act”), subject to the provisions of this Agreement (the demand registration right is referred to herein as the “Registration Right”).

SECTION 1.2  Demand Registration.  With respect to Holder’s right to one demand registration pursuant to Section 1.1, the parties agree as follows:

(a)

Holder shall provide written notice to the Company indicating his intention to exercise the demand registration right on or after March 31, 2007.  The Company shall promptly, and in any event within 90 days of receiving notice from the Holder, use its best efforts to file with the Securities and Exchange Commission (the “Commission”) and cause to become effective, a registration statement on an appropriate form relating to the offer and sale of the Common Stock by Holder.  The Company shall use its best efforts to file a registration statement for the demand secondary offering requested under Section 1.1. The Company agrees to provide Holder with notice of the filing of such registration and of the filing of any amendments or supplements thereto. If, in the written opinion of the managing underwriter (or, in the case of a non-underwritten offering, in the written opinion of the Company), the total amount of such Securities to be so registered, including the Common Stock, will exceed the maximum amount of Company’s Securities which can be marketed:  (i) at a price reasonably related to the then current market value of such Securities; or (ii) without otherwise materially and adversely affecting the entire offering; then the Company shall be entitled to reduce the number of shares of Common Stock subject to the Registration Right to not less than one-fourth of the total number of shares in such offering; provided that in any such case the number of shares of Securities to be registered on behalf of all other selling stockholders is reduced on a pro rata basis based on the aggregate number of Securities owned by each selling stockholder at the time of  filing the registration statement.  Such reduction shall be allocated among all such Holders in proportion (as nearly as practicable) to the amount of Common Stock owned by each Holder at the time of filing the registration statement.  Notwithstanding the provisions above, in the event that the registration statement is underwritten and such underwriter informs the Company in writing that the inclusion of the shares in the registration statement will result in the inability to effect the registration statement or qualify the registration statement in one or more states which the underwriter, in its sole discretion, deems necessary for the registration statement to proceed, Holder shall agree not to sell, assign or transfer or otherwise dispose of any of  his shares for a period of up to one year in accordance with the instruction of such underwriter, subject to earlier release at the discretion of the underwriter.

(b)

The Company agrees to maintain such shelf registration statement in effect for the maximum period allowable under the regulations promulgated by the Commission then in effect.

(c)

In any offering pursuant to this Section 1.2 that becomes effective in which the Holder participates, the Company shall use its best efforts to keep available to the Holder a prospectus meeting the requirements of Section 10(a)(3) of the Act and shall file all amendments and supplements under the Act required for that purpose.  In any offering pursuant to this Section 1.2 the Company will, as soon as practicable, use its best efforts to effect such registration and use its best efforts to effect such qualification and compliance as may be so requested and as would permit or facilitate the distribution of such Securities, including, without limitation, registration under the Act, appropriate qualifications under applicable blue-sky or other state Securities laws, appropriate compliance with any other governmental requirements and listing on a national Securities exchange on which the Common Stock is then listed or an inter-dealer quotation system.

SECTION 1.3  Registration Procedure.  With respect to the Registration Right, the following provisions shall apply:

(a)

Holder shall be obligated to furnish to the Company and the underwriters (if any) such information regarding the Securities and the proposed manner of distribution of the Securities as the Company and the underwriters (if any) may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein and shall otherwise cooperate with the Company and the underwriters (if any) in connection with such registration, qualification or compliance.

(b)

With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities (used herein as defined in Rule 144 under the Act) to the public without registration, the Company agrees to use its best lawful efforts to:

(i)

Make and keep public information available, as those terms are understood and defined in Rule 144 under the Act, at all times during which the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

(ii)

File with the Commission in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements); and

(iii)

So long as Holder owns any Restricted Securities, to furnish to Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and with regard to the Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as Holder may reasonably request in availing themselves of any rule or regulation of the Commission allowing Holder to sell any such Securities without registration.

(c)

The Company agrees that it will furnish to Holder such number of prospectuses, offering circulars or other documents incident to any registration, qualification or compliance referred to herein as provided or, if not otherwise provided, as the Holder from time to time may reasonably request.

(d)

Except for the legal fees of Holder and any sales commissions that may be paid by Holder, all expenses of any registrations permitted pursuant to this Agreement and of all other offerings by the Company (including, but not limited to, the expenses of any qualifications under the blue-sky or other state Securities laws and compliance with governmental requirements of preparing and filing any post-effective amendments required for the lawful distribution of the Securities to the public in connection with such registration, of supplying prospectuses, offering circulars or other documents) will be paid by the Company.

(e)

The Registration Right of this Agreement, subject to the terms and conditions hereof, shall be available to any subsequent holder of the Securities owned by Holder.  Each subsequent holder entitled to the Registration Right under this Agreement shall be bound by the terms and subject to the obligations of this Agreement as though it were an original signatory hereto.

ARTICLE TWO

Indemnification

SECTION 2.1  Indemnification by the Company.  In the event of any registration of the Securities of the Company under the Act, the Company agrees to indemnify and hold harmless Holder and each other person who participates as an underwriter in the offering or sale of such Securities against any and all claims, demands, losses, costs, expenses, obligations, liabilities, joint or several, damages, recoveries and deficiencies, including interest, penalties and attorneys’ fees (collectively, “Claims”), to which Holder or underwriter may become subject under the Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based on any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which Holder’s Securities were registered under the Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse Holder and each such underwriter for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Claim (or action or proceeding in respect thereof); provided that the Company shall not be liable in any such case to the extent that any such Claim (or action or proceeding in respect thereof) or expense arises out of or is based on an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by Holder specifically stating that it is for use in the preparation thereof.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Holder or any such underwriter and shall survive the transfer of the Securities by Holder.

SECTION 2.2  Indemnification by Holder.  The Company may require, as a condition to including the Securities in any registration statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from Holder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.1) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company, within the meaning of the Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by Holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement.  Notwithstanding the foregoing, the maximum liability hereunder which any holder shall be required to suffer shall be limited to the net proceeds to such Holder from the Securities sold by such Holder in the offering.  Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of the Securities by Holder.

SECTION 2.3  Notices of Claims, etc.  Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a Claim referred to in this Article Two, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article Two, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.  In case any such action is brought against an indemnifying party, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such Claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation.

No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such Claim.

SECTION 2.4  Indemnification Payments.  The indemnification required by this Article Two shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

ARTICLE THREE

Miscellaneous

SECTION 3.1  Consent to Amendments.  Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived only by the written agreement of the Company and the Holder of 51% or more of the shares of Common Stock that are the subject of this Agreement and shall be effective only to the extent specifically set forth in such writing.

SECTION 3.2  Term of the Agreement.  This Agreement shall terminate with respect to Holder on the earlier to occur of (i) all of the Securities having been registered as provided in Article One or (ii) December 31, 2007.

SECTION 3.3  Successors and Assigns.  Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto are transferable and will bind and inure to the benefit of the respective successors and assigns of the parties hereto, but only if so expressed in writing.

SECTION 3.4  Severability.  Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

SECTION 3.5  Delays or Omissions.  No failure to exercise or delay in the exercise of any right, power or remedy accruing to Holder on any breach or default of the Company under this Agreement shall impair any such right, power or remedy nor shall it be construed to be a waiver of any such breach or default.

SECTION 3.6  Remedies Cumulative.  All remedies under this Agreement, or by law or otherwise afforded to any party hereto shall be cumulative and not alterative.

SECTION 3.7  Descriptive Headings.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.  Unless clearly denoted otherwise, any reference to Articles or Sections contained herein shall be to the Articles or Sections of this Agreement.

SECTION 3.8  Notices.  Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested, to the following addresses, and shall be deemed to have been received on the day of personal delivery or within three business days after deposit in the mail, postage prepaid:

If to the Company, to:

GATEWAY CERTIFICATIONS, INC.

c/o Robert L. B. Diener, Esq.

Law Offices of Robert Diener

122 Ocean Park Blvd., Suite 307

Santa Monica, CA 90405

If to Holder, to:

____________________________

____________________________

____________________________

____________________________

SECTION 3.9  Governing Law.  The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of New York applicable to contracts made and to be performed in that state.

SECTION 3.10  Final Agreement.  This Agreement, together with those documents expressly referred to herein, constitutes the final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

SECTION 3.11  Execution in Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

SECTION 3.12  Faxed Copies.  For purposes of this Agreement, a faxed signature will constitute an original signature.

The parties hereto have executed this Agreement as of the date first set forth above.

COMPANY:

GATEWAY CERTIFICATIONS, INC.

By________________________________________

      Kwajo Sarfoh, Chief Executive Officer

HOLDER:

Name of entity,

if applicable:

Printed Name:

Its: